Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO THE

VOTING AND NOMINATION AGREEMENT

by and among

CENTRUS ENERGY CORP.,

MORRIS BAWABEH, KULAYBA LLC

and

M&D BAWABEH FOUNDATION, INC.

THIS FIRST AMENDMENT TO THE VOTING AND NOMINATION AGREEMENT (this “First Amendment”) is made and entered into as of February 2, 2021, by and among Centrus Energy Corp., a Delaware corporation (the “Company”), Morris Bawabeh, Kulayba LLC, a New York limited liability company and M&D Bawabeh Foundation, Inc., a New York corporation (collectively, the “MB Group”).

WHEREAS, the Company wishes to amend that certain Voting and Nomination Agreement, effective as of April 13, 2020, by and among the Company and the MB Group (the “Agreement”) as set forth below;

WHEREAS, Section 8 of the Agreement provides, among other things, that, the Agreement may be amended by an agreement in writing executed by the parties thereto;

WHEREAS, the Company wishes to extend the term of that certain Section 382 Rights Agreement dated as of April 6, 2016, as amended as of February 14, 2017, April 3, 2019 and April 2, 2020 (as amended, the “Rights Plan”), for an additional two years from June 30, 2021 to June 30, 2023;

WHEREAS, the Company wishes to increase the shares of Class A Common Stock, par value $0.10 of the Company (“Common Stock”), reserved for delivery under that certain Centrus Energy Corp. 2014 Equity Incentive Plan (as amended and restated in May 2017)( the “Incentive Plan”), by an additional 700,000 shares of Common Stock

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its stockholders to extend the term of the Rights Plan, increase the shares of Common Stock reserved for delivery under the Incentive Plan and amend the Agreement as set forth herein; and

WHEREAS, the Board has authorized and approved this First Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the MB Group hereby agree to amend the Agreement as follows:

1.                  Agreements of MB Group.

(a)	Section 2(b) of the Agreement is hereby amended by deleting the following word from the end of Sub-Section 2(b)(ii)A:

“and”

(b)	Section 2(b) of the Agreement is hereby amended by deleting Sub-Section 2(b)(ii)B in its entirety and replacing it with the following:

“B.      for an amendment to extend the length of the term of the Company’s Section 382 Rights Agreement dated as of April 6, 2016, as amended to date, for two years from June 30, 2021 to June 30, 2023,

C.        for an increase of shares of Common Stock reserved for delivery under the Company’s Centrus Energy Corp 2014 Equity Incentive Plan, as amended to date, of an additional 700,000 shares of Common Stock, and

D.        for any Company proposed adjournments thereof.”

(c)	All other terms of the Agreement shall remain unchanged.

2.                  Public Announcements. Within four trading days after the date hereof, the Company shall file a Current Report on Form 8-K with the Securities and Exchange Commission disclosing the material terms hereof. Neither the Company nor the MB Group shall make any public announcement or statement that is inconsistent with or contrary to the statements made in such Form 8-K, except as required by law or the rules of any stock exchange or with the prior written consent of the other party. The Company acknowledges that the MB Group will comply with its obligations under Section 13(d) of the Securities Exchange Act of 1934, as amended, and intends to file this Agreement as an exhibit to its Schedule 13D.

3.                  Miscellaneous. This First Amendment is effective as of the date first set forth above. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. This First Amendment may be executed in any number of counterparts; each such counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same instrument. A signature to this First Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature. Except as modified hereby, the Agreement is reaffirmed in all respects, and all references therein to “the Agreement” shall mean the Agreement, as modified hereby.

*****

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

CENTRUS ENERGY CORP.

By:	/s/ Philip Strawbridge
Name:	Philip O. Strawbridge
Title:	Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

MORRIS BAWABEH

/s/ Morris Bawabeh

KULAYBA LLC

By:	/s/ Morris Bawabeh
Name:	Morris Bawabeh
Title:	Sole Member

M&D BAWABEH FOUNDATION, INC.

By:	/s/ Morris Bawabeh
Name:	Morris Bawabeh
Title:	President

3